THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OR (II) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                      STRATEGINET, INC.

                  NON-TRANSFERABLE 8% NOTE

        For value received, StrategiNet, Inc., a Delaware corporation (the "Company"), with its principal office at 14466 Laurel Trail, Wellington, Florida, promises to pay to the order of INFe.Com, Inc. (the "Payee"), according to the schedule set forth in the immediately succeeding paragraph, the principal amount of Fifty Thousand dollars ($50,000) (the "Principal Amount") together with interest from the date hereof on the unpaid balance from time to time outstanding at the rate of eight percent (8%) per annum (together with the Principal Amount, the "Loan Payment Amount"). The Company acknowledges that Payee has only agreed to make this loan to the Company pursuant to the terms of this Note.

       	The Company and Payee acknowledge that the Company is in the process of raising funds through a private placement. In accordance with such private placement, and as an inducement for Payee to make this loan, the Company shall pay Payee fifty percent (50%) of all funds raised through the private placement until such time as the Loan Payment Amount is paid in full.

        The Company and Payee also acknowledge that a material part of the inducement for Payee making the loan is the Company's agreement of the following, to which the Company hereby agrees:

         1) The Company will also pay Payee, immediately following payment in full of the Loan Payment Amount, fifty percent (50%) of the funds raised through the private placement up to payment of an additional twelve thousand three hundred ninety dollars and thirteen cents ($12,390.13), in repayment of such amount previously advanced to the Company by Payee (inclusive of transfer fee).
         2) The Company will pay Payee fifty thousand dollars ($50,000), as partial payment towards the one hundred fifty thousand dollars ($150,000) owed by the Company to Payee pursuant to that certain engagement letter entered into between the parties on May 2, 2000 as follows: (a) twenty-five thousand dollars ($25,000) paid out of the first five hundred thousand dollars ($500,000) received by the Company under its private placement and (b) twenty-five thousand dollars ($25,000) paid out of the second five hundred thousand dollars ($500,000) received by the Company under its private placement.
         3) The Company will pay Payee the amounts due hereunder within 48 hours of receipt of the funds.
         4) The Company will sell to Payee 50,000 shares of its common stock for $0.01 per share pursuant to the Company's current 504 private placement offering.


                              50,000 x 1.5 = 75,000



          Exhibit 10.3 - Pg. 2

         5) The Company will deliver to the Payee stock certificates representing the additional shares due to Payee as a result of the Company's recently completed stock split.
         6) The Company will deliver to Payee stock certificates representing all other shares due to Payee as a result of Payee's recent investment into the Company and as a result of Payee's anti-dilution rights.

        This Note shall be binding upon the Company and upon its legal representatives, successors and representatives, and shall inure to the benefit of the Payee and its legal representatives, heirs, successors, endorsees and assigns.

        THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA, WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS AND SHALL TAKE EFFECT AS A
SEALED INSTRUMENT.

        IN WITNESS WHEREOF, the Company has executed this Note as of this 14TH day of August, 2000.

WITNESS                                 STRATEGINET, INC.


By:___/s/_______________                By:____/s/______________
					President